Release Date:	July 25, 2025
IMMEDIATE

Moog Inc. Reports Third Quarter 2025 Results
with both Record Sales and Earnings Per Share

East Aurora, NY -- Moog Inc. (NYSE: MOG.A and MOG.B), a worldwide designer, manufacturer and systems integrator of high-performance precision motion and fluid controls and control systems, today reported fiscal third quarter 2025 net sales of $971 million, diluted earnings per share of $1.87 and adjusted diluted earnings per share of $2.37, all records, reflecting business growth and simplified operations.

(in millions, except per share results)	Three Months Ended
	Q3 2025	Q3 2024	Deltas
Net sales	$971	$905	7%
Operating margin	11.5%	11.6%	(10) bps
Adjusted operating margin	13.6%	12.3%	130 bps
Diluted net earnings per share	$1.87	$1.74	7%
Adjusted diluted net earnings per share	$2.37	$1.91	24%
Net cash provided (used) by operating activities	$125	$30	$95
Free cash flow	$93	$(2)	$95
See the reconciliations of adjusted financial results and free cash flow to reported results included in the financial statements herein for the periods ended June 28, 2025 and June 29, 2024.

Quarter Highlights

•Net sales increased to a record level, led by strength in Commercial Aircraft, Space and Defense, and Military Aircraft. Industrial declined due to divestitures completed at the beginning of this fiscal year.
•Operating margin was relatively unchanged as charges for a program termination and charges for simplification initiatives offset stronger operational performance.
•Adjusted operating margin increased due to the benefit from the sale of intellectual property and inventory associated with a non-core product line and a favorable sales mix, partially offset by tariff pressure.
•Diluted net earnings per share increased as strong operational performance was partially offset by higher charges for a program termination and charges for simplification initiatives.
•Adjusted diluted net earnings per share increased reflecting margin expansion and incremental profit from higher sales.
•Free cash flow improved with a conversion greater than 120%.
•Twelve-month backlog was at a record level of $2.7 billion with growth primarily driven by Military Aircraft and Space and Defense.
•Acquired COTSWORKS after quarter-end, strengthening the Space and Defense product portfolio.

"We have just delivered another quarter of record financial results, reflective of our unrelenting focus on driving improved business performance," said Pat Roche, CEO. "Our teams across the company continue advancing our simplification strategies, and our value proposition to our customers has resulted in strong order intake and a record 12-month backlog. Our employees are driving change and our business is strong, giving us confidence as we look to 2026."

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Segment Results
Sales in the third quarter increased 7% to a record $971 million. Sales growth was led by Commercial Aircraft, which increased 16% on strong aftermarket demand. Space and Defense sales increased 11%, reflecting broad-based demand including satellite components and missile control programs. Military Aircraft sales increased 8%, driven by continued ramp-up on the FLRAA program. Industrial sales declined 4% due to previously completed divestitures.

Operating margin in the third quarter was 11.5%, down 10 basis points from the prior year. Military Aircraft operating margin declined 360 basis points to 8.0%, primarily due to charges tied to the termination of a product development effort, along with a less favorable sales mix and increased research and development investment in future programs. Industrial operating margin declined 20 basis points to 9.6%, reflecting charges related to portfolio shaping, facility rationalization and an investment impairment, as well as pressures from tariffs, and were partially offset by the benefit from simplification initiatives. Partially offsetting these declines was an increase in Commercial Aircraft operating margin of 200 basis points to 14.9%, supported by the benefit from the sale of a non-core product line and by record aftermarket sales, partially offset by pressures from tariffs and OEM customers' production delays. In addition, Space and Defense operating margin increased 70 basis points to 13.3%, driven by profitable sales growth.

Adjusted operating margin excludes charges of $20 million and $6 million in the third quarters of 2025 and 2024, respectively, which primarily relate to simplification initiatives and a program termination. Excluding these charges, total company adjusted operating margin increased 130 basis points from 12.3% to 13.6%. Commercial Aircraft adjusted operating margin increased 180 basis points to 14.9%, supported by the benefit from the sale of a non-core product line and by record aftermarket sales, partially offset by pressures from tariffs and OEM customers' production delays. Industrial adjusted operating margin improved 180 basis points to 13.5%, supported by the benefit of the simplification initiatives, including divestitures completed at the start of the year, partially offset by tariff pressure. Space and Defense adjusted operating margin increased 140 basis points to 14.1%, driven by profitable sales growth. Partially offsetting the increases was a decrease in Military Aircraft adjusted operating margin of 30 basis points to 11.6%, due to a less favorable program sales mix and increased research and development investment.

Free Cash Flow Results
Free cash flow for the quarter was $93 million, driven by strong earnings and cash provided by changes in working capital. Capital expenditures were $33 million.

2025 Financial Guidance

“We are increasing our sales guidance from 90 days ago based on the strength of the business. We are updating our adjusted operating margin guidance to reflect the expected pressures associated with tariffs and the underlying strength in our business. We are also moderating our free cash flow guidance based on working capital needs to support our elevated growth," said Jennifer Walter, CFO. "We’re on track to close out a record year for sales in 2025. Our business is strong, and we’re continuing to expand our operating margin and generate an increasing level of free cash flow."

	FY 2025 Guidance (1)
	Current	Previous
Net sales (in billions)	$3.8	$3.7
Operating margin	11.9%	12.7%
Adjusted operating margin	12.8%	13.0%
Diluted net earnings per share(2)	$7.44	$7.89
Adjusted diluted net earnings per share(2)	$8.25	$8.20
Free cash flow conversion	30 - 50%	50%
(1) Current guidance now includes the net tariff pressures, while the previous guidance excluded it. (2) Diluted net earnings per share and Adjusted diluted net earnings per share figures are forecasted to be within range of +/- $0.10.

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Conference call information

In conjunction with today’s release, Pat Roche, CEO, and Jennifer Walter, CFO, will host a conference call today beginning at 10:00 a.m. ET, which will be simultaneously broadcast live online. Listeners can access the call and supplemental financial materials at www.moog.com/investors/communications.

Cautionary Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which can be identified by words such as: “may,” “will,” “should,” “believes,” “expects,” “expected,” “intends,” “plans,” “projects,” “approximate,” “estimates,” “predicts,” “potential,” “outlook,” “forecast,” “anticipates,” “presume,” “assume” and other words and terms of similar meaning (including their negative counterparts or other various or comparable terminology). These forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995, are neither historical facts nor guarantees of future performance and are subject to several factors, risks and uncertainties, the impact or occurrence of which could cause actual results to differ materially from the expected results described in the forward-looking statements.

Although it is not possible to create a comprehensive list of all factors that may cause our actual results to differ from the results expressed or implied by our forward-looking statements or that may affect our future results, some of these factors and other risks and uncertainties are described in Item 1A “Risk Factors” of our Annual Report on Form 10-K and in our other periodic filings with the Securities and Exchange Commission (“SEC”) and include, but are not limited to, risks relating to: (i) our operation in highly competitive markets with competitors who may have greater resources than we possess; (ii) our operation in cyclical markets that are sensitive to domestic and foreign economic conditions and events; (iii) our heavy dependence on government contracts that may not be fully funded or may be terminated; (iv) supply chain constraints and inflationary impacts on prices for raw materials and components used in our products; (v) failure of our subcontractors or suppliers to perform their contractual obligations; and (vi) our accounting estimations for over-time contracts and any changes we need to make thereto. You should evaluate all forward-looking statements made in this press release in the context of these risks and uncertainties.

While we believe we have identified and discussed in our SEC filings the material risks affecting our business, there may be additional factors, risks and uncertainties not currently known to us or that we currently consider immaterial that may affect the forward-looking statements we make herein. Given these factors, risks and uncertainties, investors should not place undue reliance on forward-looking statements as predictive of future results. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to update any forward-looking statement made in this press release, except as required by applicable law.

Contact: Aaron Astrachan
716.687.4225

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Moog Inc.
CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)
(dollars in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	June 28, 2025	June 29, 2024	June 28, 2025	June 29, 2024
Net sales	$971,363	$904,735	$2,816,518	$2,691,888
Cost of sales	699,685	651,672	2,044,373	1,938,673
Inventory write-down	5,839	1,600	7,988	1,775
Gross profit	265,839	251,463	764,157	751,440
Research and development	21,906	27,791	69,992	86,752
Selling, general and administrative	138,801	126,361	399,684	370,047
Interest	17,790	18,153	54,340	52,850
Asset impairment	3,000	112	3,000	6,862
Restructuring	2,850	3,984	9,059	12,623
Other	3,510	4,157	7,942	10,041
Earnings before income taxes	77,982	70,905	220,140	212,265
Income taxes	18,275	14,545	51,566	48,090
Net earnings	$59,707	$56,360	$168,574	$164,175

Net earnings per share
Basic	$1.89	$1.76	$5.32	$5.14
Diluted	$1.87	$1.74	$5.25	$5.08

Weighted average common shares outstanding
Basic	31,524,999	31,960,165	31,684,945	31,943,365
Diluted	31,896,949	32,409,370	32,082,186	32,342,700

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Moog Inc.
RECONCILIATION TO ADJUSTED NET EARNINGS BEFORE TAXES, INCOMES TAXES, NET EARNINGS AND DILUTED NET EARNINGS PER SHARE (UNAUDITED)
(dollars in thousands)

	Three Months Ended		Nine Months Ended
	June 28, 2025	June 29, 2024	June 28, 2025	June 29, 2024
As Reported:
Earnings before income taxes	$77,982	$70,905	$220,140	$212,265
Income taxes	18,275	14,545	51,566	48,090
Effective income tax rate	23.4%	20.5%	23.4%	22.7%
Net earnings	59,707	56,360	168,574	164,175
Diluted net earnings per share	$1.87	$1.74	$5.25	$5.08

Program Terminations[1]
Earnings before income taxes	$8,065	$—	$8,065	$1,992
Income taxes	1,903	—	1,903	470
Net earnings	6,162	—	6,162	1,522
Diluted net earnings per share	$0.19	$—	$0.19	$0.05

Simplification Initiatives[2]
Earnings before income taxes	$6,805	$5,818	$18,204	$14,457
Income taxes	1,647	1,502	4,487	3,654
Net earnings	5,158	4,316	13,717	10,803
Diluted net earnings per share	$0.16	$0.13	$0.43	$0.33

Investment Losses[3]
Earnings before income taxes	$3,000	$—	$3,000	$5,294
Income taxes	—	(1,249)	—	—
Net earnings	3,000	1,249	3,000	5,294
Diluted net earnings per share	$0.09	$0.04	$0.09	$0.16

Acquisition and Integration[4]
Earnings before income taxes	$481	$—	$481	$—
Income taxes	113	—	113	—
Net earnings	368	—	368	—
Diluted net earnings per share	$0.01	$—	$0.01	$—

Other Charges[5]
Earnings before income taxes	$1,462	$111	$3,462	$415
Income taxes	344	26	817	98
Net earnings	1,118	85	2,645	317
Diluted net earnings per share	$0.04	$—	$0.08	$0.01

As Adjusted:
Earnings before income taxes	$97,795	$76,834	$253,352	$234,423
Income taxes	22,282	14,824	58,886	52,312
Effective income tax rate	22.8%	19.3%	23.2%	22.3%
Net earnings	75,513	62,010	194,466	182,111
Diluted net earnings per share	$2.37	$1.91	$6.06	$5.63
The diluted net earnings per share associated with the adjustments in the table above may not reconcile when totaled due to rounding.
1 Charges include costs related to the termination of significant development, production, or support programs, such as write-off and impairments or inventory and long-lived assets, contract termination costs, and other charges.
2 Charges include costs related to footprint rationalization, portfolio shaping and legal entity re-organization activities, such as facility closure costs, employee severance and retention costs, write-off and impairments of inventory and long-lived assets, and other charges.
3 Charges include impairment losses on minority investments.
4 Charges include costs related to acquisition such as amortization of inventory fair value step-up and professional services fees. Charges also include costs related to integrating the businesses, such as employee severance and retention costs, professional services fees, legal entity and facility rationalization costs and other related charges.
5 Other charges include business interruptions from natural causes, litigation matters, and other items that are not part of normal operations.
While management believes that these adjusted financial measures may be useful in evaluating the financial condition and results of operations of the Company, this information should be considered supplemental and is not a substitute for financial information prepared in accordance with GAAP.

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Moog Inc.
CONSOLIDATED SALES AND OPERATING PROFIT (UNAUDITED)
(dollars in thousands)

	Three Months Ended		Nine Months Ended
	June 28, 2025	June 29, 2024	June 28, 2025	June 29, 2024
Net sales:
Space and Defense	$287,705	$258,409	$805,673	$755,324
Military Aircraft	224,662	207,177	651,931	595,921
Commercial Aircraft	219,436	189,365	656,740	591,181
Industrial	239,560	249,784	702,174	749,462
Net sales	$971,363	$904,735	$2,816,518	$2,691,888
Operating profit:
Space and Defense	$38,261	$32,635	$99,581	$100,175
	13.3%	12.6%	12.4%	13.3%
Military Aircraft	17,994	23,965	64,632	60,323
	8.0%	11.6%	9.9%	10.1%
Commercial Aircraft	32,623	24,367	82,418	69,838
	14.9%	12.9%	12.5%	11.8%
Industrial	22,989	24,413	75,700	81,592
	9.6%	9.8%	10.8%	10.9%
Total operating profit	111,867	105,380	322,331	311,928
	11.5%	11.6%	11.4%	11.6%
Deductions from operating profit:
Interest expense	17,790	18,153	54,340	52,850
Equity-based compensation expense	4,649	4,089	12,669	11,301
Non-service pension expense	1,970	3,188	5,855	9,566
Corporate and other expenses, net	9,476	9,045	29,327	25,946
Earnings before income taxes	$77,982	$70,905	$220,140	$212,265

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Moog Inc.
RECONCILIATION TO ADJUSTED OPERATING PROFIT AND MARGINS (UNAUDITED)
(dollars in thousands)

	Three Months Ended		Nine Months Ended
	June 28, 2025	June 29, 2024	June 28, 2025	June 29, 2024
Space and Defense operating profit - as reported	$38,261	$32,635	$99,581	$100,175
Simplification Initiatives	406	—	2,474	—
Acquisition Integration	481	—	481	—
Other charges	1,462	112	1,462	416
Space and Defense operating profit - as adjusted	$40,610	$32,747	$103,998	$100,591
	14.1%	12.7%	12.9%	13.3%

Military Aircraft operating profit - as reported	$17,994	$23,965	$64,632	$60,323
Program terminations	8,065	—	8,065	1,992
Simplification Initiatives	—	609	591	3,732
Investment losses	—	—	—	5,294
Other charges	—	—	2,000	—
Military Aircraft operating profit - as adjusted	$26,059	$24,574	$75,288	$71,341
	11.6%	11.9%	11.5%	12.0%

Commercial Aircraft operating profit - as reported	$32,623	$24,367	$82,418	$69,838
Simplification Initiatives	—	408	—	408
Commercial Aircraft operating profit - as adjusted	$32,623	$24,775	$82,418	$70,246
	14.9%	13.1%	12.5%	11.9%

Industrial operating profit - as reported	$22,989	$24,413	$75,700	$81,592
Simplification Initiatives	6,399	4,800	15,139	10,316
Investment losses	3,000	—	3,000	—
Industrial operating profit - as adjusted	$32,388	$29,213	$93,839	$91,908
	13.5%	11.7%	13.4%	12.3%

Total operating profit - as adjusted	$131,680	$111,309	$355,543	$334,086
	13.6%	12.3%	12.6%	12.4%
While management believes that these adjusted financial measures may be useful in evaluating the financial condition and results of operations of the Company, this information should be considered supplemental and is not a substitute for financial information prepared in accordance with GAAP.

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Moog Inc.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(dollars in thousands)

	June 28, 2025	September 28, 2024
ASSETS
Current assets
Cash and cash equivalents	$58,191	$61,694
Restricted cash	823	123
Receivables, net	529,753	419,971
Unbilled receivables	734,976	709,014
Inventories, net	924,682	863,702
Prepaid expenses and other current assets	153,479	86,245
Total current assets	2,401,904	2,140,749
Property, plant and equipment, net	988,125	929,357
Operating lease right-of-use assets	52,877	52,591
Goodwill	802,089	833,764
Intangible assets, net	57,182	63,479
Deferred income taxes	37,701	20,991
Other assets	56,696	52,695
Total assets	$4,396,574	$4,093,626
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$289,160	$292,988
Accrued compensation	98,292	101,127
Contract advances and progress billings	298,648	299,732
Accrued liabilities and other	302,514	305,180
Total current liabilities	988,614	999,027
Long-term debt, excluding current installments	1,081,674	874,139
Long-term pension and retirement obligations	177,688	167,161
Deferred income taxes	27,664	27,738
Other long-term liabilities	177,233	164,928
Total liabilities	2,452,873	2,232,993
Shareholders’ equity
Common stock - Class A	43,864	43,835
Common stock - Class B	7,416	7,445
Additional paid-in capital	769,935	784,509
Retained earnings	2,810,050	2,668,723
Treasury shares	(1,205,305)	(1,082,240)
Stock Employee Compensation Trust	(173,214)	(194,049)
Supplemental Retirement Plan Trust	(147,042)	(163,821)
Accumulated other comprehensive loss	(162,003)	(203,769)
Total shareholders’ equity	1,943,701	1,860,633
Total liabilities and shareholders’ equity	$4,396,574	$4,093,626

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Moog Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(dollars in thousands)

	Nine Months Ended
	June 28, 2025	June 29, 2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings	$168,574	$164,175
Adjustments to reconcile net earnings to net cash provided (used) by operating activities:
Depreciation	69,292	64,302
Amortization	6,996	7,677
Deferred income taxes	(18,645)	(26,483)
Equity-based compensation expense	12,669	11,301
Asset impairment and inventory write-down	10,988	8,637
Other	4,399	5,374
Changes in assets and liabilities providing (using) cash:
Receivables	(105,346)	(18,677)
Unbilled receivables	(35,174)	(57,723)
Inventories	(64,095)	(105,629)
Accounts payable	(3,301)	918
Contract advances and progress billings	8,798	(26,882)
Accrued expenses	(6,645)	36,928
Accrued income taxes	(22,669)	9,832
Net pension and post retirement liabilities	15,563	8,783
Other assets and liabilities	(8,941)	(35,978)
Net cash provided (used) by operating activities	32,463	46,555
CASH FLOWS FROM INVESTING ACTIVITIES
Acquisitions of businesses, net of cash acquired	—	(5,911)
Purchase of property, plant and equipment	(103,041)	(109,616)
Net proceeds from businesses sold	13,487	1,627
Other investing transactions	(2,844)	(646)
Net cash provided (used) by investing activities	(92,398)	(114,546)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from revolving lines of credit	957,500	784,500
Payments on revolving lines of credit	(1,001,500)	(691,000)
Proceeds from long-term debt	250,000	—
Payments on finance lease obligations	(7,194)	(4,468)
Payment of dividends	(27,247)	(26,521)
Proceeds from sale of treasury stock	10,970	7,579
Purchase of outstanding shares for treasury	(127,808)	(21,832)
Proceeds from sale of stock held by SECT	20,287	16,670
Purchase of stock held by SECT	(18,505)	(14,296)
Other financing transactions	(1,600)	—
Net cash provided (used) by financing activities	54,903	50,632
Effect of exchange rate changes on cash	(491)	(267)
Increase (decrease) in cash, cash equivalents and restricted cash	(5,523)	(17,626)
Cash, cash equivalents and restricted cash at beginning of year (1)	64,537	69,144
Cash, cash equivalents and restricted cash at end of period	$59,014	$51,518
(1) Beginning of year cash balance at September 29, 2024 includes cash related to assets held for sale of $2,720.

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Moog Inc.
RECONCILIATION OF NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES TO FREE CASH FLOW (UNAUDITED)
(dollars in thousands)

	Three Months Ended		Nine Months Ended
	June 28, 2025	June 29, 2024	June 28, 2025	June 29, 2024
Net cash provided (used) by operating activities	$125,325	$30,166	$32,463	$46,555
Purchase of property, plant and equipment	(32,659)	(32,086)	(103,041)	(109,616)
Receivables Purchase Agreement	—	—	—	(25,000)
Free cash flow	$92,666	$(1,920)	$(70,578)	$(88,061)
Adjusted net earnings	$75,513	$62,010	$194,466	$182,111
Free cash flow conversion	123%	(3)%	(36)%	(48)%
Free cash flow is defined as net cash provided (used) by operating activities, less purchase of property, plant and equipment, less the benefit from the Receivables Purchase Agreement. Free cash flow conversion is defined as free cash flow divided by adjusted net earnings. Free cash flow and free cash flow conversion are not measures determined in accordance with GAAP and may not be comparable with the measures as used by other companies. However, management believes these adjusted financial measures may be useful in evaluating the liquidity, financial condition and results of operations of the Company. This information should be considered supplemental and is not a substitute for financial information prepared in accordance with GAAP.

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